==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 8, 2001




                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                   333-76627               13-3447441
----------------------------        -----------          ------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)



         Three World Financial Center
         200 Vesey Street
         New York, New York                                10022
         ----------------------------                    ---------
           (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

==============================================================================

Item 5.  Other Events.
------   ------------

Filing of Certain Materials

     Lehman ABS Corporation (the "Company") proposes to offer Lehman Home Equity Loan Asset-Backed Certificates, Series 2001-1 (the "Certificates"). In connection therewith, Lehman Brothers Inc. (the "Underwriter") has prepared certain materials ("Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1   Computational Materials
                      Filed in accordance with Rule
                      311(h) of Regulation S-T on Form SE
                      dated November 8, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEHMAN ABS CORPORATION



                                   By: /s/ Kurt Locher
                                       -------------------------------
                                       Name:   Kurt Locher
                                       Title:  Managing Director



Dated:  November 8, 2001

Exhibit Index


Exhibit                                                              Page

99.1               Computational Materials

                                 Exhibit 99.1
                            Computational Materials

 In accordance with Rule 311(h) of Regulation S-T, the Computational Materials are being filed on paper on Form SE dated November 8, 2001.